SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring International Bond Fund (the “Fund”)

At a meeting held on May 16-17, 2023, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on May 22, 2023, the Fund is closed to new investors and to additional investments from existing shareholders, except that existing retirement plans, benefit plans, retirement plan platforms and intermediary centrally managed (home office) model portfolios may continue to add new participants and make additional purchases until the Fund’s liquidation.

The liquidation of the Fund is expected to occur after close of business on or about June 26, 2023. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

May 18, 2023	SUP4316 05-23